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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 April 4, 1996
               -------------------------------------------------

                            Lucent Technologies Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                ------------------------------------------------
                 (State or other jurisdiction of incorporation)

               1-11639                                  22-3408857
- -----------------------------------         -----------------------------------
      (Commission File Number)               (IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey                07974
- --------------------------------------------             ----------
  (Address of principal executive offices)               (Zip Code)

                                 (908) 582-8500
                   -----------------------------------------
                        (Registrant's Telephone Number)
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ITEM 5.  OTHER EVENTS.

     On April 4, 1996, Lucent Technologies Inc., a Delaware corporation
(the "Company"), filed a prospectus (the "Prospectus") relating to the Company's common stock, $.01 par value, and related Preferred Share Purchase Rights with the Securities and Exchange Commission pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended. The Prospectus forms a part of the Company's Registration Statement on Form S-1 (No. 333-00703). A copy of the Prospectus is attached hereto as Exhibit 99.1 and is hereby incorpor-ated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit No.    Description
    99.1       Prospectus of the Company, dated
               April 3, 1996.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 1996

                                   LUCENT TECHNOLOGIES INC.

                                   By: /s/ Errol Harris
                                       ----------------------
                                       Errol Harris
                                       Assistant Treasurer


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                                 EXHIBIT INDEX


Exhibit No.                     Description                     Page No.
- -----------                     -----------                     --------

      99.1               Prospectus of the Company, dated
                         April 3, 1996.